                                                                   EXHIBIT 23.11


                        CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the incorporation by reference of our report, dated 16 February 1996 on the financial statements of TELEFENUA S.A., into this Registration Statement on Form S-3, Amendment No. 1. We also consent to the reference to our firm under the caption "Experts" in this Registration Statement.


                                         COOPERS & LYBRAND TAHITI

Jean-Pierre GOSSE
Papeete, 22 June 1998